--------------------------------------------------------------------------------
                              THE EMERGING MARKETS
                               TELECOMMUNICATIONS
                                   FUND, INC.
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                NOVEMBER 30, 2001






ETF
LISTED
NYSE (R)

3018-AR-01

CONTENTS

Letter to Shareholders                                                      1

Portfolio Summary                                                           5

Schedule of Investments                                                     7

Statement of Assets and Liabilities                                        10

Statement of Operations                                                    11

Statement of Changes in Net Assets                                         12

Statement of Cash Flows                                                    13

Financial Highlights                                                       14

Notes to Financial Statements                                              16

Report of Independent Accountants                                          25

Results of Annual Meeting of Shareholders                                  26

Description of InvestLink(SM) Program                                      27

LETTER TO SHAREHOLDERS

                                                                 January 9, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2001.

At November 30, 2001, the Fund's net asset value ("NAV") was $8.42 per share, as compared to $10.35 on November 30, 2000. Total net assets at November 30, 2001 were $90,770,962.

PERFORMANCE: RELATIVELY GOOD, ABSOLUTELY POOR

In the fiscal year ended November 30, 2001, the Fund's total return, based on NAV, was -18.7%. It thus outperformed aggregate emerging-market telecommunications stocks, which (in the form of the telecommunications services subsector of Morgan Stanley Capital International's Emerging Markets Free Index ("EMF"))(*) fell 19.7% in the same period. By contrast, the broad universe of emerging-market equities (as represented by EMF as a whole) returned -7.4%.

We believe that relative results benefited most from three factors. First, our holdings in private equities, which have meaningfully helped the Fund's performance in the past, generally enjoyed healthy returns. (We note in this context that private equity vehicles accounted for several of the Fund's ten largest positions as of November 30.) Second, our stock selection in South Korea proved especially successful. And third, we were able to effectively take advantage of periodic opportunities created by volatility among technology stocks.

On the negative side, we note that 2001 was a difficult year for telecom stocks in the emerging world, which was reflected in the Fund's poor absolute return.

THE MARKET: TELECOM-RELATED STOCKS HIT BY NEGATIVE INFLUENCES

Telecommunications and technology stocks throughout the emerging world generally lost ground in the fiscal year, with many down dramatically. Common themes that hurt them included:

- A PLUMMETING NASDAQ. The tech-dominated NASDAQ Composite Index fell by 25.7% during the Fund's fiscal year, continuing a broad decline that began with the popping of the Internet bubble in March 2000. Investors around the world focused on NASDAQ's demise and became increasingly risk-averse accordingly. Their resulting need to seek liquidity meant that they often sold emerging-world telecom and tech names, which tend to be among the most visible and liquid in their respective markets.

- EARNINGS DISAPPOINTMENTS. As the U.S. and global economies slowed and overall capital expenditures for information technology shrank, numerous telecom and tech companies were unable to meet their own forecasts for growth in revenues and earnings. Such shortfalls occurred at a frequency and magnitude not seen in many years, helping to contribute to a massive derating by global investors.

LETTER TO SHAREHOLDERS

- 3-G FIASCO. Wireless service providers continued to be afflicted by disappointed and angry investors who felt that developed-world telecoms had greatly overpaid for third-generation ("3-G") wireless operating licenses. Along with other influences, this helped to drag down the telecom sector worldwide, and sent damaging ripple effects throughout related hardware and software categories as well.

- SEPTEMBER 11TH. Volatility across the world's financial markets reached extreme levels following the September 11th terrorist attacks on the U.S. Partly because of their comparatively defensive characteristics, telecom shares generally rallied after the attacks; they stalled, however, as investors grew more optimistic about a global macroeconomic recovery and turned their attention to industries with greater sensitivity to changes in the economic cycle.

Other negative big-picture influences, in our view, were greatly reduced forecasts for telecom handsets worldwide; a continuing dry spell in sales of personal computers; and a high-profile stock flop in the wireless sector.

Emerging-world telecom and tech stocks were additionally hit by a variety of company-, region- and country-specific events. In China, for example, wireless telephony experienced tremendous growth that sent share prices soaring for major operators, only to plummet as investors grew wary of stretched valuations and a deteriorating regulatory environment.

By contrast, Russian telecom names benefited from much-improved performance in the broad Russian market, and South Korean tech stocks basked in the glow of stellar returns generated by domestic companies involved in wireless data transmission.

PORTFOLIO STRUCTURE AND STRATEGY: DIVERSIFICATION

TOP 10 HOLDINGS, BY ISSUER (#)

                                                             % OF
                HOLDING                   COUNTRY         NET ASSETS
        -------------------------     ---------------     ----------
   1.   SK Telecom                      South Korea             15.8
   2.   Telmex                            Mexico                11.9
   3.   Emg. Mkts. Ventures I             Global                 6.0
   4.   Samsung Electronics             South Korea              4.5
   5.   America Movil                     Mexico                 3.5
   6.   K.T. Concord Venture              Israel                 2.8
   7.   Hutchison Whampoa                Hong Kong               2.8
   8.   Jamaican Assets I                 Jamaica                2.8
   9.   United Microelectronics           Taiwan                 2.7
  10.   Asia Satellite Telecom.          Hong Kong               2.7
                                                          ----------
        Total                                                   55.5
                                                          ==========

                COUNTRY BREAKDOWN
                (% of net assets)
Israel                                  12.29
Mexico                                  15.42
S. Korea                                23.88
Cash                                     7.14
Other(#)                                26.18
Global                                   8.39
Hong Kong                                6.70

[CHART]

----------

(#)  Company names are abbreviations of those found in the chart on page 6.

(#) Other includes Argentina, Asia, Brazil, Canada, Chile, China, Europe, France, Germany, India, Jamaica, Latin America, Middle East/Africa, Poland, Russia, Taiwan, Thailand, United States and Venezuela.

LETTER TO SHAREHOLDERS

Given our generally cautious perspective on the prospects for telecom and tech stocks in the emerging world, we are aiming to cut the portfolio's vulnerability to potential downside risk via broad geographical diversification and the selection of individual names on a case-by-case basis.

- In South Korea, for instance, we still favor wireless operators despite their recent appreciation. It is our sense that several of these companies remain undervalued and could benefit from the nation's currently benevolent regulatory climate.

- In Northern Asia, we are generally avoiding China, at least until there is some resolution of potentially damaging regulatory issues there.

- In Latin America, we are keeping close tabs on Brazilian telecoms. Brazil's currency, the real, has been strengthening versus the U.S. dollar lately, and it appears that investors have begun to focus less on Argentina's problems and more on Brazil's own macroeconomic outlook. If, as we expect, sentiment regarding the overall Brazilian equity market improves, then telecom stocks there should help to lead the advance.

- In Eastern Europe, investors continue to be wary about incumbent fixed-line service providers. If consensus sentiment is that the worst is over, then telecom stocks in Europe should generally fare better.

In addition, we are maintaining our relatively large exposure to private equities, which we hope will blossom whenever the global economy turns around. We are also keeping cash reserves at higher-than-normal levels, both to insulate the portfolio from near-term market shocks and provide the liquidity needed to take advantage of instances when high-quality issues may reach prices that we consider oversold.

Further, we feel that the post-September 11th rally in tech shares is partly based on overly optimistic assumptions about a global macroeconomic recovery in 2002. We are thus downplaying tech exposure until valuations drop to levels that we see as more compelling.

OUTLOOK: DRIVEN BY ANTICIPATED GLOBAL MACROECONOMIC RECOVERY

We believe that the breadth, depth and timing of the anticipated global macroeconomic recovery will be paramount in determining the direction and performance of telecommunications and technology stocks in emerging markets over the next few months.

If lower interest rates prevail throughout the globe and economic activity rebounds, then these stocks may do reasonably well. Any resumption of capital inflows to comparatively risky asset classes should help the higher-quality companies within emerging markets, in our opinion. This would particularly favor telecom service providers, due to their high visibility and trading liquidity to which we referred earlier.

If this recovery is more drawn-out than most expect, then the defensive characteristics of telecom stocks (e.g., their stable, domestic demand-driven revenue streams) could prove to be appealing to investors and might prompt a generalized upgrading. On the other hand, techs--whose revenues and earnings tend to be less consistent--may well find themselves downgraded. Investment in techs may prove to be tricky over the next few months, particularly if consumer demand for personal computers fails to live up to current expectations. Such risk partially underpins our decision to underweight tech in the portfolio for the time being.

LETTER TO SHAREHOLDERS

We additionally note that things do not have to be entirely rosy for emerging-world telecom shares to benefit. Keep in mind in this context that telecom shares have now absorbed a global derating over the past 18 months or so, and could be at the bottom of their cycle.

Respectfully,


/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer (**)

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 27 through 29 of this report.

----------

(*) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

(**) Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund and The First Israel Fund, Inc. He is also President and a Director of The Brazilian Equity Fund, Inc. The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 2001 (UNAUDITED)

SECTOR ALLOCATION
[CHART]

                                                           AS A PERCENT OF NET ASSETS
                                                --------------------------------------------
                                                 NOVEMBER 30, 2001       NOVEMBER 30, 2000
                                                --------------------    --------------------
Cellular Telecommunications                                     8.72%                   5.39%
Computers                                                       1.34%                   1.50%
Electronics                                                     2.74%                   3.31%
Investment & Holding Companies                                  7.54%                  11.74%
Local and/or Long Distance Telephone Service                    5.50%                   7.95%
Telecommunications                                             46.20%                  42.29%
Television                                                      0.83%                   2.46%
Venture Capital                                                14.92%                   3.92%
Other                                                           5.07%                  12.08%
Cash & Cash Equivalents                                         7.14%                   9.36%

GEOGRAPHIC ASSET BREAKDOWN
[CHART]

                                                           AS A PERCENT OF NET ASSETS
                                                --------------------------------------------
                                                 NOVEMBER 30, 2001       NOVEMBER 30, 2000
                                                --------------------    --------------------
Asia                                                           41.69%                  44.09%
Caribbean                                                       2.77%                   1.57%
Europe                                                          1.94%                   6.80%
Latin America                                                  23.68%                  17.36%
Middle East/Africa                                             13.18%                  11.62%
North America                                                   1.21%                   1.07%
Global                                                          8.39%                   8.12%
Cash & Cash Equivalents                                         7.14%                   9.36%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 2001 (UNAUDITED) (CONTINUED)

SUMMARY OF SECURITIES BY COUNTRY/REGION
[CHART]

                                                           AS A PERCENT OF NET ASSETS
                                                --------------------------------------------
                                                 NOVEMBER 30, 2001       NOVEMBER 30, 2000
                                                --------------------    --------------------
Argentina                                                       0.00%                   3.97%
Brazil                                                          0.00%                   5.23%
Chile                                                           2.96%                   0.00%
Hong Kong                                                       6.69%                  15.20%
India                                                           0.00%                   9.95%
Israel                                                         12.29%                  10.25%
Jamaica                                                         2.77%                   1.57%
Mexico                                                         15.42%                   6.87%
South Korea                                                    23.88%                   8.78%
Taiwan                                                          4.53%                   6.87%
Thailand                                                        3.29%                   0.93%
Turkey                                                          0.00%                   3.88%
Global                                                          8.39%                   8.12%
Other                                                          12.64%                   9.02%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                                PERCENT OF
                       HOLDING                                           SECTOR               COUNTRY/REGION    NET ASSETS
        --------------------------------------------------   ------------------------------   ---------------   ----------
   1.   SK Telecom Co., Ltd.                                       Telecommunications           South Korea           15.8
   2.   Telefonos de Mexico, S.A. de C.V.                          Telecommunications             Mexico              11.9
   3.   Emerging Markets Ventures I, L.P.                           Venture Capital               Global               6.0
   4.   Samsung Electronics Co., Ltd.                              Telecommunications           South Korea            4.5
   5.   America Movil, S.A. de C.V.                           Cellular Telecommunications         Mexico               3.5
   6.   K.T. Concord Venture Fund, L.P.                             Venture Capital               Israel               2.8
   7.   Hutchison Whampoa Ltd.                               Investment & Holding Companies      Hong Kong             2.8
   8.   Jamaican Assets I, L.P.                              Investment & Holding Companies       Jamaica              2.8
   9.   United Microelectronics Corp.                                 Electronics                 Taiwan               2.7
  10.   Asia Satellite Telecommunications Holdings Ltd.            Telecommunications            Hong Kong             2.7

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2001

                                             NO. OF               VALUE
DESCRIPTION                                 SHARES/UNITS        (NOTE A)
----------------------------------------   ---------------   ---------------
EQUITY OR EQUITY-LINKED SECURITIES-92.86%
EQUITY OR EQUITY-LINKED SECURITIES OF
  TELECOMMUNICATION COMPANIES IN EMERGING
  COUNTRIES-81.82%

ASIA-1.71%
INVESCO AsiaNET Fund plc +                          97,560   $       378,045
Nirvana Capital Limited * + #                       42,000           165,459
TVG Asian Communications
  Fund II, L.P. * + ++ #                         1,305,164         1,006,867
                                                             ---------------
TOTAL ASIA (Cost $2,788,233)                                       1,550,371
                                                             ---------------

BRAZIL-1.62%
Celular CRT Participacoes
  S.A., PNA +                                    1,808,347           350,653
Embratel Participacoes S.A., ADR                   124,100           527,425
Tele Norte Leste Participacoes
  S.A., ADR                                         44,565           590,486
                                                             ---------------
TOTAL BRAZIL (Cost $4,139,747)                                     1,468,564
                                                             ---------------

CHILE-1.67%
Empresa Nacional de
  Telecomunicaciones S.A.
  (Cost $1,944,174)                                257,397         1,519,286
                                                             ---------------

EUROPE-0.00%
Global TeleSystems, Inc. +
  (Cost $2,090,162)                                 91,876               588
                                                             ---------------

HONG KONG-3.89%
Asia Satellite Telecommunications
  Holdings Ltd.                                  1,715,909         2,453,295
i-CABLE Communications Ltd. +                    1,897,000         1,076,369
                                                             ---------------
TOTAL HONG KONG (Cost $5,471,933)                                  3,529,664
                                                             ---------------

INDIA-1.59%
Mahanagar Telephone
  Nigam Ltd., ADR                                  226,500         1,320,495
The India Media, Internet and
  Communications Fund Ltd. + #                      50,000           124,000
                                                             ---------------
TOTAL INDIA (Cost $1,491,543)                                      1,444,495
                                                             ---------------

ISRAEL-11.96%
Alvarion Ltd. +                                     79,500   $       262,350
BPA Israel Ventures LLC + ++ #                     601,006           439,999
Concord Ventures
  Fund II, L.P. + ++ #                           2,680,000         2,362,597
Formula Ventures, L.P. + ++ #                    1,306,092         1,256,330
Giza GE Venture Fund III, L.P. + ++ #            1,100,000           829,356
Global Wireless Holdings
  Inc.C.V. PNB + *                                  48,122                 0
K.T. Concord Venture Fund, L.P. + ++             2,000,000         2,584,599
Lynx Photonic Networks * +                         375,394         1,148,994
Lynx Series E * +                                  493,000           498,488
Neurone Ventures II, L.P. + ++ #                   172,500           130,816
NexusData, Inc., Warrants
  (expiring 01/06/03) * + ++                        16,800           189,000
Nexus Telecommunication
  Systems Ltd. +                                   127,022           275,638
Nexus Telocation Systems Ltd. +                    160,533           296,103
SVE Star Ventures Enterprises
  GmbH & Co. No. IX KG + ++ #                      500,000           439,374
Walden Israel Ventures III, L.P. + ++ #            178,750           144,117
                                                             ---------------
TOTAL ISRAEL (Cost $12,624,298)                                   10,857,761
                                                             ---------------

LATIN AMERICA-1.09%
J.P. Morgan Latin America
  Capital Partners (Cayman), L.P. * ++             304,801           300,540
J.P. Morgan Latin America
  Capital Partners (Delaware), L.P. * # ++         977,927           688,578
                                                             ---------------
TOTAL LATIN AMERICA (Cost $1,135,825)                                989,118
                                                             ---------------

MEXICO-15.42%
America Movil, S.A. de C.V.                        181,600         3,150,760
Telefonos de Mexico, S.A. de
  C.V., Class L, ADR                               323,600        10,843,836
                                                             ---------------
TOTAL MEXICO (Cost $14,848,445)                                   13,994,596
                                                             ---------------

MIDDLE EAST / AFRICA-0.88%
EFG-Hermes Telecom Fund +
  (Cost $1,020,000)                                100,000           800,000
                                                             ---------------

POLAND-0.83%
Telekomunikacja Polska S.A.
  (Cost $779,098)                                  203,770           752,474
                                                             ---------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS - (CONTINUED)

                                             NO. OF               VALUE
DESCRIPTION                                 SHARES/UNITS        (NOTE A)
----------------------------------------   ---------------   ---------------
RUSSIA-0.55%
Independent Network Television,
  Series II + ++ (Cost $1,000,000)               1,000,000   $       500,000
                                                             ---------------

SOUTH KOREA-23.88%
Korea Telecom Corp., ADR                            79,280         1,843,260
KT Freetel                                          42,500         1,431,191
Samsung Electronics Co., Ltd.                       23,787         4,089,563
SK Telecom Co., Ltd.                                18,940         3,943,344
SK Telecom Co., Ltd., ADR                          454,700        10,367,160
                                                             ---------------
TOTAL SOUTH KOREA
  (Cost $19,308,626)                                              21,674,518
                                                             ---------------

TAIWAN-4.08%
Asustek Computer Inc.                              153,000           611,200
Quanta Computer Inc.                               262,000           608,948
United Microelectronics Corp.                    1,066,000         1,223,329
United Microelectronics Corp., ADR                 162,150         1,263,148
                                                             ---------------
TOTAL TAIWAN (Cost $3,485,226)                                     3,706,625
                                                             ---------------

THAILAND-3.29%
Advanced Info Service
  Public Co. Ltd.                                2,309,210         2,405,975
TelecomAsia Corp. Public Co. Ltd.,
  Foreign Registered, Warrants
  (expiring 12/31/49)                            1,717,483                 0
Total Access Communication
  Public Co., Ltd. +                               433,000           580,220
                                                             ---------------
TOTAL THAILAND (Cost $3,775,542)                                   2,986,195
                                                             ---------------

VENEZUELA-0.97%
Compania Anonima Nacional
  Telefonos de Venezuela
  (Cost $1,841,724)                                320,298           879,286
                                                             ---------------

GLOBAL-8.39%
Emerging Markets
  Ventures I, L.P. + ++ #                        5,799,285   $     5,484,848
International Wireless
  Communications Holdings Corp. * + ++              15,092                 0
TeleSoft Partners, L.P. + ++ #                   1,250,000         1,388,271
TeleSoft Partners II QP, L.P. + ++                 900,000           742,185
                                                             ---------------
TOTAL GLOBAL (Cost $7,940,442)                                     7,615,304
                                                             ---------------
TOTAL EMERGING COUNTRIES
  (Cost $85,685,018)                                              74,268,845
                                                             ---------------

EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-1.77%

CENTRAL EUROPE-0.28%
Central European Media
  Enterprises Ltd. +
  (Cost $4,578,326)                                 22,875           253,684
                                                             ---------------

FRANCE-0.00%
Alcatel S.A., ADR
  (Cost $2,722)                                        199             3,584
                                                             ---------------

GERMANY-0.28%
Infineon Technologies, ADR
  (Cost $159,558)                                   12,878           251,765
                                                             ---------------

UNITED STATES-1.21%
Lucent Technologies Inc.                            25,868           189,354
Technology Crossover
  Ventures IV, L.P. ++ + #                         954,600           803,582
Vitesse Semiconductor Corp.                          8,931           108,869
                                                             ---------------
TOTAL UNITED STATES
  (Cost $1,850,994)                                                1,101,805
                                                             ---------------
TOTAL DEVELOPED COUNTRIES
  (Cost $6,591,600)                                                1,610,838
                                                             ---------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS - (CONCLUDED)

                                             NO. OF               VALUE
DESCRIPTION                                 SHARES/UNITS        (NOTE A)
----------------------------------------   ---------------   ---------------
EQUITY SECURITES OF COMPANIES PROVIDING OTHER
  ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
  EMERGING COUNTRY'S INFRASTRUCTURE-9.27%

ARGENTINA-1.64%
Exxel Capital Partners V, L.P. + ++
  (Cost $2,092,712)                              1,938,339       $ 1,485,002
                                                             ---------------

CANADA-0.00%
Officeland Inc. PNA * + (a)                        168,067                 0
Officeland Inc. PNC * + (b)                        133,654                 0
                                                             ---------------
TOTAL CANADA
  (Cost $638,256)                                                          0
                                                             ---------------

CHILE-1.28%
Empresa Electrica Colbun
  Machicura S.A.
  (Cost $951,105)                               21,000,000         1,163,011
                                                             ---------------

CHINA-0.00%
Beijing Datang Power
  Generation Company Ltd.
  (Cost $136)                                          438               149
                                                             ---------------

HONG KONG-2.81%
Hutchison Whampoa Ltd.
  (Cost $3,553,375)                                276,860         2,547,198
                                                             ---------------

ISRAEL-0.33%
The Renaissance Fund LDC+ ++
  (Cost $901,216)                                      160           301,913
                                                             ---------------

JAMAICA-2.77%
Jamaican Assets I, L.P.+ ++
  (Cost $1,133,986)                                879,355         2,513,039
                                                             ---------------

TAIWAN-0.44%
Far Eastern Textile Ltd.
  (Cost $1,177,575)                              1,150,804           401,210
                                                             ---------------
TOTAL OTHER ESSENTIAL SERVICES
  (Cost $10,448,361)                                               8,411,522
                                                             ---------------

TOTAL INVESTMENTS-92.86%
  (Cost $102,724,979) (Notes A,D)                            $    84,291,205
                                                             ---------------
CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES-7.14%                                                6,479,757
                                                             ---------------
NET ASSETS-100.00%                                               $90,770,962
                                                             ===============

----------
*    Not readily marketable security. (See Note A).
+    Security is non-income producing.
++   Restricted security, not readily marketable (See Note A and F).
# As of November 30, 2001, the Fund committed to investing an additional $1,898,994, $1,320,000, $1,983,703, $193,908, $1,650,000, $5,086,461,
     $577,500, $580,000, $1,500,000, $1,045,400, $2,100,000, $2,694,836 and
     $1,196,250 of capital in BPA Israel Ventures LLC, Concord Ventures Fund II, L.P., Emerging Markets Ventures I, L.P., Formula Ventures L.P., Giza GE Venture Fund III, L.P., J.P. Morgan Latin American Capital Partners, L.P. (Delaware), Neurone Ventures II, L.P., Nirvana Capital Ltd., SVE Star Ventures Enterprises GmbH & Co. No. IX KG, Technology Crossover Ventures IV, L.P., TeleSoft Partners II QP, L.P., TVG Asian Communications Fund II, L.P and Walden Israel Ventures III, L.P.
(a) With an additional 134,453 warrants attached, expiring 04/21/05, with no market value.
(b) With an additional 133,654 warrants attached, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2001

ASSETS
Investments, at value(1) (Cost $102,724,979) (Note A)                              $    84,291,205
Cash (including $6,297 of foreign currencies with a cost of $7,194)(Note A)              6,846,576
Collateral received for securities loaned (Note A)                                       2,205,247
Receivables:
  Dividends                                                                                  6,290
  Interest                                                                                   2,129
Prepaid expenses                                                                            11,356
                                                                                   ---------------
Total Assets                                                                            93,362,803
                                                                                   ---------------
LIABILITIES
Payables:
  Upon return of securities loaned (Note A)                                              2,205,247
  Investment advisory fee (Note B)                                                         171,578
  Administration fees (Note B)                                                              19,026
  Other accrued expenses                                                                   195,990
                                                                                   ---------------
Total Liabilities                                                                        2,591,841
                                                                                   ---------------
NET ASSETS (applicable to 10,781,436 shares of common stock outstanding) (Note C)  $    90,770,962
                                                                                   ===============
NET ASSET VALUE PER SHARE ($90,770,962 / 10,781,436)                               $          8.42
                                                                                   ===============

NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,781,436 shares issued and outstanding
  (100,000,000 shares authorized)                                                  $        10,781
Paid-in capital                                                                        183,561,988
Accumulated net realized loss on investments and
  foreign currency related transactions                                                (74,364,329)
Net unrealized depreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies                             (18,437,478)
                                                                                   ---------------
Net assets applicable to shares outstanding                                        $    90,770,962
                                                                                   ===============

----------
(1) Includes securities out on loan to brokers with a market value of $1,958,715 at November 30, 2001.

                See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

INVESTMENT INCOME
Income (Note A):
  Dividends                                                                        $       909,938
  Interest                                                                                 406,881
  Net investment  income/(loss) from partnerships (Note A)                                (536,580)
  Less: Foreign taxes withheld                                                             (71,554)
                                                                                   ---------------
  Total Investment Income                                                                  708,685
                                                                                   ---------------
Expenses:
  Investment advisory fees (Note B)                                                      1,219,093
  Administration fees (Note B)                                                             174,547
  Professional fees                                                                        132,258
  Printing                                                                                 113,444
  Custodian fees                                                                           100,778
  Tender offer fees                                                                        100,400
  Merger-related fees                                                                       95,859
  Accounting fees                                                                           75,288
  Transfer agent fees                                                                       41,904
  Directors' fees                                                                           31,950
  NYSE listing fees                                                                         30,754
  Insurance                                                                                 12,752
  Other                                                                                     41,288
                                                                                   ---------------
  Total Expenses                                                                         2,170,315
                                                                                   ---------------
  Net Investment Loss                                                                   (1,461,630)
                                                                                   ---------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments (net of Israeli capital gains taxes of $45,236) (Note A)                 (47,778,119)
  Foreign currency related transactions                                                      5,600
Net change in unrealized depreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies                     23,697,417
                                                                                   ---------------
Net realized and unrealized loss on investments and foreign currency
  related transactions                                                                 (24,075,102)
                                                                                   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   (25,536,732)
                                                                                   ===============

----------
                See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE FISCAL       FOR THE SIX      FOR THE FISCAL
                                                                 YEAR ENDED        MONTHS ENDED        YEAR ENDED
                                                                NOVEMBER 30,       NOVEMBER 30,         MAY 31,
                                                                    2001               2000               2000
                                                               ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment loss                                          $    (1,461,630)   $      (971,768)   $    (1,449,856)
  Net realized gain/(loss) on investments and foreign
    currency related transactions                                  (47,772,519)        (5,286,533)        38,562,915
  Net change in unrealized appreciation/(depreciation)
    in value of investments and translation of other assets
    and liabilities denominated in foreign currencies               23,697,417        (35,078,975)         7,411,859
                                                               ---------------    ---------------    ---------------
Net increase/(decrease) in net assets resulting
  from operations                                                  (25,536,732)       (41,337,276)        44,524,918
                                                               ---------------    ---------------    ---------------
Distributions to shareholders:
  Net realized gain on investments                                          --        (21,941,530)                --
                                                               ---------------    ---------------    ---------------
Capital share transactions:
  Cost of 1,902,606 shares purchased under
    Tender Offer (Note A)                                          (15,011,562)                --                 --
  Cost of 657,000 shares repurchased (Note G)                               --                 --         (8,250,794)
  Net assets received in conjunction with
    Merger Agreement and Plan of Reorganization (Note A)                    --         64,303,248                 --
  Cash paid in-lieu-of fractional shares (Note A)                       (5,641)                --                 --
                                                               ---------------    ---------------    ---------------
    Total capital share transactions                               (15,017,203)        64,303,248         (8,250,794)
                                                               ---------------    ---------------    ---------------
    Total increase/(decrease) in net assets                        (40,553,935)         1,024,442         36,274,124
                                                               ---------------    ---------------    ---------------

NET ASSETS
Beginning of period                                                131,324,897        130,300,455         94,026,331
                                                               ---------------    ---------------    ---------------
End of period                                                  $    90,770,962    $   131,324,897    $   130,300,455
                                                               ===============    ===============    ===============

----------
                See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

INCREASE/(DECREASE) IN CASH FROM
Operating Activities:
  Investment income received                                        $       817,189
  Operating expenses paid                                                (2,520,454)
                                                                    ---------------
Net decrease in cash from operating activities                                        $    (1,703,265)
                                                                                      ---------------
Investing Activities:
   Purchases of long-term portfolio investments                         (91,335,036)
   Proceeds from disposition of long-term portfolio investments         102,000,134
                                                                    ---------------
Net increase in cash from investing activities                                             10,665,098
                                                                                      ---------------
Financing Activities:
   Cash paid for shares purchased under Tender Offer (Note A)           (15,011,562)
   Cash paid in-lieu-of fractional shares (Note A)                           (5,641)
                                                                    ---------------
Net decrease in cash from financing activities                                            (15,017,203)
                                                                                      ---------------
Net decrease in cash                                                                       (6,055,370)
Cash at beginning of year                                                                  12,901,946
                                                                                      ---------------
Cash at end of year (Note A)                                                          $     6,846,576
                                                                                      ===============
RECONCILIATION OF NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET DECREASE
IN CASH FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations                                  $   (25,536,732)
Adjustments:
  Decrease in dividends and interest receivable                     $       108,504
  Decrease in prepaid expenses                                               12,639
  Decrease in accrued expenses                                             (362,778)
  Net realized and unrealized loss on investments and foreign
    currency related transactions                                        24,075,102
                                                                    ---------------
Total adjustments                                                                          23,833,467
                                                                                      ---------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                        $    (1,703,265)
                                                                                      ===============

                See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
FINANCIAL HIGHLIGHTS(SECTION)

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                               FOR THE FISCAL YEAR  FOR THE SIX MONTHS
                                                       ENDED              ENDED
                                                    NOVEMBER 30,       NOVEMBER 30,         ---------------------
                                                       2001                2000              2000          1999
                                               ------------------   ------------------   ------------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $     10.35     $      18.36         $      12.13   $     16.37
                                                    -----------     ------------         ------------   -----------
Net investment income/(loss)                              (0.12)#          (0.14)#              (0.20)#       (0.04)#
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                    (1.88)           (4.78)                6.14         (2.41)
                                                    -----------     ------------         ------------   -----------
Net increase/(decrease) in net assets resulting
  from operations                                         (2.00)           (4.92)                5.94         (2.45)
                                                    -----------     ------------         ------------   -----------
Dividends and distributions to shareholders:
  Net investment income                                      --               --                   --            --
  Net realized gain on investments and foreign
  currency related transactions                              --            (3.09)                  --         (1.96)
                                                    -----------     ------------         ------------   -----------
Total dividends and distributions to shareholders            --            (3.09)                  --         (1.96)
                                                    -----------     ------------         ------------   -----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                  0.07               --                 0.29          0.17
                                                    -----------     ------------         ------------   -----------
Net asset value, end of period                      $      8.42     $      10.35         $      18.36  $      12.13
                                                    ===========     ============         ============  ============
Market value, end of period                         $      6.88     $      7.688         $     13.508  $      9.819
                                                    ===========     ============         ============  ============
Total investment return (a)                              (10.50)%         (28.46)%              37.58%        (9.99)%
                                                    ===========     ============         ============  ============
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)             $    90,771     $    131,325         $    130,300  $    94,026
Ratio of expenses to average net assets (b)                1.76%            1.91%(c)             2.24%        2.09%
Ratio of expenses to average net assets,
  excluding taxes                                          1.74%            1.91%(c)             2.04%        2.01%
Ratio of net investment income/(loss) to
  average net assets                                      (1.18)%          (1.50)%(c)           (1.15)%      (0.33)%
Portfolio turnover rate                                   82.16%           51.72%              113.75%      179.66%

--------------------------------------------------------------------------------
(SECTION) Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
*         Commencement of investment operations.
** Initial public offering price of $15.01 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in
          January 1994.
#         Based on average shares outstanding.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
FINANCIAL HIGHLIGHTS(SECTION)

                                                                                                                 FOR THE PERIOD
                                                                                                                     JUNE 25,
                                                 FOR THE FISCAL YEARS ENDED MAY 31,                                    1992*
                                           --------------------------------------------------------------------       THROUGH
                                                1998          1997           1996          1995          1994      MAY 31, 1993
                                           ------------  ------------   ------------  ------------  ------------ ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $      21.54  $      20.95   $      19.21  $      20.91  $      14.96 $      13.85**
                                           ------------  ------------   ------------  ------------  ------------ ------------
Net investment income/(loss)                      (0.06)         0.10           0.27          0.11          0.13         0.16
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                            (1.40)         2.86           1.91          0.01          7.03+        1.20
                                           ------------  ------------   ------------  ------------  ------------ ------------
Net increase/(decrease) in net assets
  resulting from operations                       (1.46)         2.96           2.18          0.12          7.16         1.36
                                           ------------  ------------   ------------  ------------  ------------ ------------
Dividends and distributions to shareholders:
  Net investment income                           (0.09)        (0.27)         (0.04)        (0.04)        (0.15)       (0.14)
  Net realized gain on investments and
  foreign currency related transactions           (3.62)        (2.10)         (0.40)        (1.78)        (1.06)       (0.11)
                                           ------------  ------------   ------------  ------------  ------------ ------------
Total dividends and distributions to
  shareholders                                    (3.71)        (2.37)         (0.44)        (1.82)        (1.21)       (0.25)
                                           ------------  ------------   ------------  ------------  ------------ ------------
Anti-dilutive impact due to capital shares
  tendered or repurchased                            --            --             --            --            --           --
                                           ------------  ------------   ------------  ------------  ------------ ------------
Net asset value, end of period             $      16.37  $      21.54   $      20.95  $      19.21  $      20.91 $      14.96
                                           ============  ============   ============  ============  ============ ============
Market value, end of period                $     13.008  $     17.385   $     17.385  $     17.761  $     22.764 $     14.509
                                           ============  ============   ============  ============  ============ ============
Total investment return (a)                       (4.57)%       14.31%          0.21%       (13.94)%       64.74%        5.85%
                                           ============  ============   ============  ============  ============ ============
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $    138,023  $    181,627   $    176,628  $    161,925  $    176,253 $    125,338
Ratio of expenses to average net assets (b)        2.32%         1.90%          1.77%         1.89%         1.81%        1.99%(c)
Ratio of expenses to average net assets,
  excluding taxes                                  1.82%         1.82%            --            --            --           --
Ratio of net investment income/(loss) to
  average net assets                              (0.29)%        0.52%          1.40%         0.53%         0.63%        2.02%(c)
Portfolio turnover rate                          162.58%        42.14%         27.71%        14.29%        43.98%       22.55%

--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)      Annualized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On November 3, 2000, the Fund (then known as "The Emerging Markets Infrastructure Fund, Inc.") consummated its merger with The Emerging Markets Telecommunications Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of November 2, 2000 ($11.51 and $11.50, respectively), resulting in a conversion ratio of 0.9994 shares of the Fund for each share of the Predecessor Fund. Cash was paid in-lieu-of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $64,303,248 and $81,662,835, including unrealized depreciation of $14,733,630 and $13,282,163, respectively. Total net assets after the merger were $145,966,083. Upon the consummation of the merger, the Fund changed its name to "The Emerging Markets Telecommunications Fund, Inc." and adopted the Predecessor Fund's investment objective and policies. Accordingly, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets, and will invest a substantial portion of its remaining assets in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure that will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodities prices.

For financial reporting purposes the historical results of the Predecessor Fund survives.

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which include the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, in November 2001 the Fund completed a tender offer for 15% of its outstanding shares (1,902,606 shares) at a price of $7.89 per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices,

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At November 30, 2001, the Fund held 28.45% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $28,424,871 and fair value of $25,824,057. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 2001, the account's interest rate was 1.28%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Net investment income/(loss) from partnerships represents the Fund's pro rata share of net investment income or loss relating to its partnership interests.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $73,581,471 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Code Section limitations. Capital loss carryforward of $5,308,276 and $47,300,891 expires in 2007 and 2009, respectively.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2001, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized capital losses of $394,161.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended November 30, 2001, the Fund incurred $45,236 of such expense.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos.

On June 19, 2001, the Chilean government promulgated a new capital gains law which will likely significantly reduce repatriation taxes payable by the Fund. The amendment to the law maintains the remittance tax at 10%, but realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and dividends received will continue to be subject to the remittance tax. For the fiscal year ended November 30, 2001, the Fund incurred $5,500 of such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Effective June 17, 1999, the CPMF tax was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%. For the fiscal year ended November 30, 2001, the Fund incurred $901 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

       (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 2001, was $1,958,715, for which the Fund has received cash as collateral of $2,205,247. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government agency securities with a value of $2,250,778. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the fiscal year ended November 30, 2001, the Fund earned $25,544 in securities lending income which is included under the caption Interest in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At November 30, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from net investment loss of $1,461,630 and from net realized loss on investments and foreign currency related transactions related to foreign currency losses of $4,037 to paid-in capital.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (measured at the time of investment) in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. As a result of a decline in the Fund's asset level, as of November 30, 2001 the Fund had no additional capacity to make investments in non-publicly traded equity securities.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 2001, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended November 30, 2001, CSAM earned $1,219,093 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 2001, CSAM was reimbursed $14,998 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 2001, BSFM earned $148,242 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended) to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,781,436 shares outstanding at November 30, 2001, CSAM owned 14,333 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 2001 was $103,113,676. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $18,822,471, was composed of gross appreciation of $6,460,819 for those investments having an excess of value over cost and gross depreciation of $25,283,290 for those investments having an excess of cost over value.

For the period ended November 30, 2001, total purchases and sales of securities, other than short-term investments, were $91,015,203 and $99,543,930, respectively.

NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At November 30, 2001 and during the fiscal year ended November 30, 2001, the Fund had no borrowings under either credit facility.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of November 30, 2001, value per unit/share value of such securities and percent of net assets which the securities comprise.

                                        NUMBER                                       FAIR VALUE AT     VALUE      PERCENT
                                          OF                                          NOVEMBER 30,      PER       OF NET
SECURITY                             UNITS/SHARES  ACQUISITION DATES        COST         2001        UNIT/SHARE   ASSETS
--------                             ------------  -----------------    ----------   ------------    ----------   -------
BPA Israel Ventures LLC                 291,878        10/05/00          $  277,23    $  213,685      $   0.73     0.24
                                        291,878        12/14/00            277,237       213,685          0.73     0.24
                                         17,250        07/05/01             16,385        12,629          0.73     0.01
                                      ---------                          ---------     ---------                   ----
                                        601,006                            570,860       439,999                   0.49
                                      ---------                          ---------     ---------                   ----
Concord Ventures Fund II, L.P.        1,400,000   03/29/00 - 10/09/00    1,357,117     1,234,192          0.88     1.36
                                        400,000        12/15/00            385,419       352,627          0.88     0.39
                                        320,000        03/01/01            308,335       282,101          0.88     0.31
                                        320,000        06/04/01            308,335       282,101          0.88     0.31
                                        240,000        11/08/01            240,000       211,576          0.88     0.23
                                      ---------                          ---------     ---------                   ----
                                      2,680,000                          2,599,206     2,362,597                   2.60
                                      ---------                          ---------     ---------                   ----
Emerging Markets Ventures I, L.P.     5,205,661   01/22/98 - 03/24/00    5,258,851     4,923,410          0.95     5.42
                                        593,624        01/10/01            568,848       561,438          0.95     0.62
                                      ---------                          ---------     ---------                   ----
                                      5,799,285                          5,827,699     5,484,848                   6.04
                                      ---------                          ---------     ---------                   ----
Exxel Capital Partners V, L.P.        1,938,339   05/11/98 - 12/03/98    2,092,712     1,485,002          0.77     1.64
                                      ---------                          ---------     ---------                   ----

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        NUMBER                                       FAIR VALUE AT     VALUE      PERCENT
                                          OF                                          NOVEMBER 30,      PER       OF NET
SECURITY                             UNITS/SHARES  ACQUISITION DATES        COST         2001        UNIT/SHARE   ASSETS
--------                             ------------  -----------------    ----------   ------------    ----------   -------
Formula Ventures, L.P.                  935,476   08/06/99 - 11/01/00   $  874,541    $  899,834    $     0.96     0.99
                                         69,524        12/01/00             64,193        66,875          0.96     0.07
                                         48,495        03/07/01             44,776        46,647          0.96     0.05
                                         41,505        04/05/01             38,738        39,924          0.96     0.04
                                         60,349        7/16/2001            60,349        58,050          0.96     0.06
                                         98,567        08/31/01             98,567        94,812          0.96     0.11
                                         52,176        11/30/01             52,176        50,188          0.96     0.06
                                      ---------                          ---------     ---------                   ----
                                      1,306,092                          1,233,340     1,256,330                   1.38
                                      ---------                          ---------     ---------                   ----
Giza GE Venture Fund III, L.P.          880,000   01/31/00 - 06/14/00      811,089       663,485          0.75     0.73
                                        220,000        09/24/01            220,000       165,871          0.75     0.18
                                      ---------                          ---------     ---------                   ----
                                      1,100,000                          1,031,089       829,356                   0.91
                                      ---------                          ---------     ---------                   ----
Independent Network Television,
    Series II                         1,000,000        07/06/98          1,000,000       500,000          0.50     0.55
                                      ---------                          ---------     ---------                   ----
International Wireless Communications
    Holdings Corp.                       15,092        12/08/97            414,568             0          0.00     0.00
                                      ---------                          ---------     ---------                   ----
J.P. Morgan Latin America Capital
    Partners (Cayman), L.P.             187,849   4/10/00 - 11/27/00       187,849       185,223          0.99     0.20
                                         60,793        12/15/00             60,793        59,943          0.99     0.07
                                         48,618        03/21/01             48,618        47,938          0.99     0.05
                                          7,541        06/28/01              7,541         7,436          0.99     0.01
                                      ---------                          ---------     ---------                   ----
                                        304,801                            304,801       300,540                   0.33
                                      ---------                          ---------     ---------                   ----
J.P. Morgan Latin America Capital
    Partners (Delaware), L.P.           602,691   4/10/00 - 11/27/00       491,581       424,367          0.70     0.47
                                        195,054        12/15/00            177,382       137,341          0.70     0.15
                                        155,990        03/21/01            141,860       109,836          0.70     0.12
                                         24,192        06/28/01             20,201        17,034          0.70     0.02
                                      ---------                          ---------     ---------                   ----
                                        977,927                            831,024       688,578                   0.76
                                      ---------                          ---------     ---------                   ----
Jamaican Assets I, L.P.                 439,678        10/20/97            566,993     1,256,520          2.86     1.39
                                        439,677        04/18/01            566,993     1,256,519          2.86     1.38
                                      ---------                          ---------     ---------                   ----
                                        879,355                          1,133,986     2,513,039                   2.77
                                      ---------                          ---------     ---------                   ----
K.T. Concord Venture Fund, L.P.       2,000,000   12/08/97 - 09/29/00    2,055,885     2,584,599          1.29     2.85
                                      ---------                          ---------     ---------                   ----
Neurone Ventures II, L.P.                75,000        11/24/00             65,133        56,877          0.76     0.06
                                         60,000        12/28/00             52,106        45,501          0.76     0.05
                                         37,500        06/25/01             37,500        28,438          0.76     0.03
                                      ---------                          ---------     ---------                   ----
                                        172,500                            154,739       130,816                   0.14
                                      ---------                          ---------     ---------                   ----

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        NUMBER                                       FAIR VALUE AT     VALUE      PERCENT
                                          OF                                          NOVEMBER 30,      PER       OF NET
SECURITY                             UNITS/SHARES  ACQUISITION DATES        COST         2001        UNIT/SHARE   ASSETS
--------                             ------------  -----------------    ----------   ------------    ----------   -------
NexusData, Inc., Warrants                16,800   01/10/00 - 02/28/00  $   189,000   $   189,000    $    11.25     0.21
                                      ---------                        -----------   -----------                   ----
The Renaissance Fund LDC                    160   03/30/94 - 03/21/97      901,216       301,913      1,886.96     0.33
                                      ---------                          ---------     ---------                   ----
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG                500,000        12/21/00            500,000       439,374          0.88     0.49
                                      ---------                          ---------     ---------                   ----
Technology Crossover
    Ventures IV, L.P.                   791,000   03/08/00 - 10/30/00      772,428       665,864          0.84     0.73
                                        106,600        03/12/01            104,097        89,735          0.84     0.10
                                         57,000        8/20/2001            57,000        47,983          0.84     0.05
                                      ---------                          ---------     ---------                   ----
                                        954,600                            933,525       803,582                   0.88
                                      ---------                          ---------     ---------                   ----
Telesoft Partners, L.P.               1,187,500   07/22/97 - 05/31/00      813,592     1,318,857          1.11     1.45
                                         62,500        06/07/01             60,472        69,414          1.11     0.08
                                      ---------                          ---------     ---------                   ----
                                      1,250,000                            874,064     1,388,271                   1.53
                                      ---------                          ---------     ---------                   ----
Telesoft Partners II QP, L.P.           600,000        07/14/00            549,407       494,790          0.82     0.55
                                        300,000        01/25/01            274,704       247,395          0.82     0.27
                                      ---------                          ---------     ---------                   ----
                                        900,000                            824,111       742,185                   0.82
                                      ---------                          ---------     ---------                   ----
TVG Asian Communications
    Fund II, L.P.                       854,734   06/07/00 - 11/06/00      906,320       659,383          0.77     0.73
                                         35,710        12/15/00             36,899        27,548          0.77     0.03
                                         39,973        01/05/01             41,304        30,837          0.77     0.04
                                         25,344        01/18/01             26,188        19,552          0.77     0.02
                                         99,060        02/16/01            102,358        76,420          0.77     0.08
                                         96,203        05/29/01             99,406        74,216          0.77     0.08
                                         48,881        07/03/01             50,509        37,709          0.77     0.04
                                         44,967        09/18/01             44,967        34,690          0.77     0.04
                                         32,782        10/10/01             32,782        25,290          0.77     0.03
                                         27,510        11/08/01             27,510        21,222          0.77     0.02
                                      ---------                          ---------     ---------                   ----
                                      1,305,164                          1,368,243     1,006,867                   1.11
                                      ---------                          ---------     ---------                   ----
Walden Israel Ventures III, L.P.        110,000        02/23/01            110,000        88,687          0.81     0.10
                                         68,750        09/21/01             68,750        55,430          0.81     0.06
                                      ---------                          ---------     ---------                   ----
                                        178,750                            178,750       144,117                   0.16
                                      ---------                          ---------     ---------                   ----
Total                                                                  $25,018,818   $23,591,013                  25.99
                                                                       ===========   ===========                  =====

The Fund may incur certain costs in connection with the disposition of the above securities.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. The repurchase program was subject to review by the Directors of the Fund. Such program was suspended upon the merger with the Predecessor Fund, see Note A. For the fiscal year ended, May 31, 2000, the Fund repurchased 657,000 of its shares for a total cost of $8,250,794 at a weighted average discount of 20.90% from net asset value. The discount of individual repurchases ranged from 16.01% - 23.44%. Since inception of the repurchase program, the Fund has repurchased 15% of its shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, of cash flows and the financial highlights, present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, brokers and issuers, provided a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
January 21, 2002

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 29, 2001, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                          FOR         AGAINST     NON-VOTES
----------------                       ----------     -------     ---------
Enrique R. Arzac                       10,712,672     437,829     1,534,034
James J. Cattano                       10,711,168     439,333     1,534,034
James P. McCaughan                     10,704,184     446,317     1,534,034

In addition to the directors re-elected at the meeting, George W. Landau, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.



InvestLink is a service mark of EquiServe, L.P.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Balanced Fund                                 Credit Suisse International Focus Fund
Credit Suisse Blue Chip Fund                                Credit Suisse International Fund
Credit Suisse Capital Appreciation Fund                     Credit Suisse Investment Grade Bond Fund
Credit Suisse Cash Reserve Fund                             Credit Suisse Japan Growth Fund
Credit Suisse Emerging Growth Fund                          Credit Suisse Large Cap Value Fund
Credit Suisse Emerging Markets Fund                         Credit Suisse Municipal Bond Fund
Credit Suisse European Equity Fund                          Credit Suisse Municipal Money Fund
Credit Suisse Fixed Income Fund                             Credit Suisse New York Municipal Fund
Credit Suisse Global Financial Services Fund                Credit Suisse New York Tax Exempt Fund
Credit Suisse Global Fixed Income Fund                      Credit Suisse Select Equity Fund
Credit Suisse Global Health Sciences Fund                   Credit Suisse Small Cap Growth Fund
Credit Suisse Global Post-Venture Capital Fund              Credit Suisse Small Cap Value Fund
Credit Suisse Global Technology Fund                        Credit Suisse Strategic Value Fund
Credit Suisse High Income Fund                              Credit Suisse U.S. Government Money Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

                      This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"). Credit Suisse Asset Management, LLC ("CSAM") is the institutional asset-management and mutual-fund arm of CSG. As of September 30, 2001, CSAM managed over $75 billion in the U.S. and, together with its global affiliates, managed assets of over $268 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac                    Director
James J. Cattano                    Director
George W. Landau                    Director
William W. Priest, Jr.              Director
Martin M. Torino                    Director
James P. McCaughan                  Chairman of the Board of
                                    Directors and Director
Richard W. Watt                     Director, President and Chief
                                    Investment Officer
Emily Alejos                        Investment Officer
Yaroslaw Aranowicz                  Investment Officer
Hal Liebes                          Senior Vice President
Michael A. Pignataro                Chief Financial Officer and
                                    Secretary
Rocco A. Del Guercio                Vice President
Robert M. Rizza                     Treasurer


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ETF
LISTED
NYSE(R)
3018-AR-01

                                       ETF
                                     LISTED
                                     NYSE(R)


                                   3018-AR-01